Securities, 424I - Securities, 424I: 1	Mar. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common Units of Beneficial Interest
Aggregate Sales Price	$ 111,700,114.00
Aggregate Redeemed or Repurchased, FY	29,079,380.00
Aggregate Redeemed or Repurchased, Prior FY	41,810,899.00
Redemption Credits	0.00
Net Sales	$ 40,809,835.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,635.84